MONTHLY SERVICER'S REPORT
                      CHASE MANHATTAN RV OWNER TRUST 1997-A

                                                                                             Settlement Date        1/31/2005
                                                                                             Determination Date     2/10/2005
                                                                                             Distribution Date      2/15/2005
I.      All Payments on the Contracts                                                                                 2,218,071.49
II.     All Liquidation Proceeds on the Contracts with respect to Principal                                              60,916.90
III.    Repurchased Contracts                                                                                                 0.00
IV.     Investment Earnings on Collection Account                                                                             0.00
V.      Servicer Monthly Advances                                                                                        45,929.41
VI.     Distribution from the Reserve Account                                                                            56,741.99
VII.    Deposits from the Pay-Ahead Account (including Investment Earnings)                                               3,251.23
VIII.   Transfers to the Pay-Ahead Account                                                                               (5,282.34)
IX.     Less:  Investment Earnings distributions
          (a)  To Sellers with respect to the Collection Account                                                              0.00
          (b)  To Sellers with respect to the Pay-Ahead Account                                                               0.00
X.     Deposit in error                                                                                                       0.00
Total available amount in Collection Account                                                                         $2,379,628.68
                                                                                                                     =============
DISTRIBUTION AMOUNTS                                                          COST PER $1000
--------------------                                                          --------------

1.   (a)  Class A-1 Note Interest Distribution                                                             0.00
     (b)  Class A-1 Note Principal Distribution                                                            0.00
          Aggregate Class A-1 Note Distribution                                0.00000000                                     0.00

2.   (a)  Class A-2 Note Interest Distribution                                                             0.00
     (b)  Class A-2 Note Principal Distribution                                                            0.00
          Aggregate Class A-2 Note Distribution                                0.00000000                                     0.00

3.   (a)  Class A-3 Note Interest Distribution                                                             0.00
     (b)  Class A-3 Note Principal Distribution                                                            0.00
          Aggregate Class A-3 Note Distribution                                0.00000000                                     0.00

4.   (a)  Class A-4 Note Interest Distribution                                                             0.00
     (b)  Class A-4 Note Principal Distribution                                                            0.00
          Aggregate Class A-4 Note Distribution                                0.00000000                                     0.00

5.   (a)  Class A-5 Note Interest Distribution                                                             0.00
     (b)  Class A-5 Note Principal Distribution                                                            0.00
          Aggregate Class A-5 Note Distribution                                0.00000000                                     0.00

6.   (a)  Class A-6 Note Interest Distribution                                                             0.00
     (b)  Class A-6 Note Principal Distribution                                                            0.00
          Aggregate Class A-6 Note Distribution                                0.00000000                                     0.00

7.   (a)  Class A-7 Note Interest Distribution                                                             0.00
     (b)  Class A-7 Note Principal Distribution                                                            0.00
          Aggregate Class A-7 Note Distribution                                0.00000000                                     0.00

8.   (a)  Class A-8 Note Interest Distribution                                                             0.00
     (b)  Class A-8 Note Principal Distribution                                                            0.00
          Aggregate Class A-8 Note Distribution                                0.00000000                                     0.00

9.   (a)  Class A-9 Note Interest Distribution                                                             0.00
     (b)  Class A-9 Note Principal Distribution                                                            0.00
          Aggregate Class A-9 Note Distribution                                0.00000000                                     0.00

10. (a)  Class A-10 Note Interest Distribution                                                        64,781.20
    (b)  Class A-10 Note Principal Distribution                                                    1,983,642.89
          Aggregate Class A-10 Note Distribution                              31.51421678                             2,048,424.09

11. (a)  Class B Certificate Interest Distribution                                                   244,679.31
    (b)  Class B Certificate Principal Distribution                                                        0.00
         Aggregate Class B Certificate Distribution                            5.45000000                                244,679.31

12.  Servicer Payment
     (a)  Servicing Fee                                                                               23,791.24
     (b)  Reimbursement of prior Monthly Advances                                                     62,734.05
           Total Servicer Payment                                                                                        86,525.29

13.  Deposits to the Reserve Account                                                                                          0.00

TOTAL DISTRIBUTION AMOUNT                                                                                            $2,379,628.68
                                                                                                                     =============
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

RESERVE ACCOUNT DISTRIBUTIONS:
-------------------------------------------
      (a)  Amounts to the Sellers (Chase USA) from Excess Collections                                      0.00
      (b)  Amounts to the Sellers (Chase Manhattan Bank) from Excess Collections                           0.00
      (c)  Distribution from the Reserve Account to the Sellers(Chase USA)                                 0.00
      (d)  Distribution from the Reserve Account to the Sellers(Chase Manhattan Bank)                      0.00
                        TOTAL AMOUNTS TO SELLERS(CHASE USA & CHASE MANHATTAN BANK) =                                         $0.00
                                                                                                                     =============

            INTEREST
---------------------------------

1.   Current Interest Requirement
        (a) Class A-1 Notes      @ 5.598%                                                                  0.00
        (b) Class A-2 Notes      @ 5.852%                                                                  0.00
        (c) Class A-3 Notes      @ 5.919%                                                                  0.00
        (d) Class A-4 Notes      @ 6.020%                                                                  0.00
        (e) Class A-5 Notes      @ 6.050%                                                                  0.00
        (f) Class A-6 Notes      @ 6.130%                                                                  0.00
        (g) Class A-7 Notes      @ 6.140%                                                                  0.00
        (h) Class A-8 Notes      @ 6.230%                                                                  0.00
        (i) Class A-9 Notes      @ 6.320%                                                                  0.00
        (j) Class A-10 Notes     @ 6.370%                                                             64,781.20
                  Aggregate Interest on Notes                                                                          64,781.20
        (k) Class B Certificates @ 6.540%                                                                             244,679.31

2.   Remaining Interest Shortfall
        (a) Class A-1 Notes                                                                                0.00
        (b) Class A-2 Notes                                                                                0.00
        (c) Class A-3 Notes                                                                                0.00
        (d) Class A-4 Notes                                                                                0.00
        (e) Class A-5 Notes                                                                                0.00
        (f) Class A-6 Notes                                                                                0.00
        (g) Class A-7 Notes                                                                                0.00
        (h) Class A-8 Notes                                                                                0.00
        (i) Class A-9 Notes                                                                                0.00
        (j) Class A-10 Notes                                                                               0.00
        (k) Class B Certificates                                                                           0.00

3.   Total Distribution of Interest                                          COST PER $1000
                                                                             --------------
        (a) Class A-1 Notes                                                    0.00000000                  0.00
        (b) Class A-2 Notes                                                    0.00000000                  0.00
        (c) Class A-3 Notes                                                    0.00000000                  0.00
        (d) Class A-4 Notes                                                    0.00000000                  0.00
        (e) Class A-5 Notes                                                    0.00000000                  0.00
        (f) Class A-6 Notes                                                    0.00000000                  0.00
        (g) Class A-7 Notes                                                    0.00000000                  0.00
        (h) Class A-8 Notes                                                    0.00000000                  0.00
        (i) Class A-9 Notes                                                    0.00000000                  0.00
        (j) Class A-10 Notes                                                   0.99663386             64,781.20
                     Total Aggregate Interest on Notes                                                                   64,781.20
        (k) Class B Certificates                                               5.45000000                               244,679.31

           PRINCIPAL                                                        No. of Contracts
---------------------------------                                           ----------------
1.   Amount of Stated Principal Collected                                                          1,081,527.23
2.   Amount of Principal Prepayment Collected                                     61                 707,108.50
3.   Amount of Liquidated Contract                                                 6                 195,007.16
4.   Amount of Repurchased Contract                                                0                       0.00

       Total Formula Principal Distribution Amount                                                                    1,983,642.89

5.   Principal Balance before giving effect to Principal Distribution                           Pool Factor
                                                                                                -----------
        (a) Class A-1 Notes                                                                      0.0000000                    0.00
        (b) Class A-2 Notes                                                                      0.0000000                    0.00
        (c) Class A-3 Notes                                                                      0.0000000                    0.00
        (d) Class A-4 Notes                                                                      0.0000000                    0.00
        (e) Class A-5 Notes                                                                      0.0000000                    0.00
        (f) Class A-6 Notes                                                                      0.0000000                    0.00
        (g) Class A-7 Notes                                                                      0.0000000                    0.00
        (h) Class A-8 Notes                                                                      0.0000000                    0.00
        (i) Class A-9 Notes                                                                      0.0000000                    0.00
        (j) Class A-10 Notes                                                                     0.1877489           12,203,679.94
        (k) Class B Certificates                                                                 1.0000000           44,895,285.54


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

6.   Remaining Principal Shortfall
        (a) Class A-1 Notes                                                                                                   0.00
        (b) Class A-2 Notes                                                                                                   0.00
        (c) Class A-3 Notes                                                                                                   0.00
        (d) Class A-4 Notes                                                                                                   0.00
        (e) Class A-5 Notes                                                                                                   0.00
        (f) Class A-6 Notes                                                                                                   0.00
        (g) Class A-7 Notes                                                                                                   0.00
        (h) Class A-8 Notes                                                                                                   0.00
        (i) Class A-9 Notes                                                                                                   0.00
        (j) Class A-10 Notes                                                                                                  0.00
        (k) Class B Certificates                                                                                              0.00

7.   Principal Distribution                                                  Cost per $1000
                                                                             --------------
        (a) Class A-1 Notes                                                    0.00000000                                     0.00
        (b) Class A-2 Notes                                                    0.00000000                                     0.00
        (c) Class A-3 Notes                                                    0.00000000                                     0.00
        (d) Class A-4 Notes                                                    0.00000000                                     0.00
        (e) Class A-5 Notes                                                    0.00000000                                     0.00
        (f) Class A-6 Notes                                                    0.00000000                                     0.00
        (g) Class A-7 Notes                                                    0.00000000                                     0.00
        (h) Class A-8 Notes                                                    0.00000000                                     0.00
        (i) Class A-9 Notes                                                    0.00000000                                     0.00
        (j) Class A-10 Notes                                                  30.51758292                             1,983,642.89
        (k) Class B Certificates                                               0.00000000                                     0.00

8.   Principal Balance after giving effect to Principal Distribution                            Pool Factor
                                                                                                -----------
        (a) Class A-1 Notes                                                                      0.0000000                    0.00
        (b) Class A-2 Notes                                                                      0.0000000                    0.00
        (c) Class A-3 Notes                                                                      0.0000000                    0.00
        (d) Class A-4 Notes                                                                      0.0000000                    0.00
        (e) Class A-5 Notes                                                                      0.0000000                    0.00
        (f) Class A-6 Notes                                                                      0.0000000                    0.00
        (g) Class A-7 Notes                                                                      0.0000000                    0.00
        (h) Class A-8 Notes                                                                      0.0000000                    0.00
        (i) Class A-9 Notes                                                                      0.0000000                    0.00
        (j) Class A-10 Notes                                                                     0.1572313           10,220,037.05
        (k) Class B Certificates                                                                 1.0000000           44,895,285.54

               POOL DATA                                                                             Aggregate
-----------------------------------------------                             No. of Contracts     Principal Balance
                                                                            ----------------     -----------------
1.   Pool Stated Principal Balance as of         1/31/2005                       2,904            55,115,322.59

2.   Delinquency Information                                                                                       % Delinquent
                                                                                                                   ------------
              (a) 31-59 Days                                                        47             1,036,672.72       1.881%
              (b) 60-89 Days                                                        16               253,703.85       0.460%
              (c) 90-119 Days                                                       10               200,331.12       0.363%
              (d) 120 Days +                                                        35               835,246.32       1.515%

3.   Contracts Repossessed during the Due Period                                     6               143,190.92

4.   Current Repossession Inventory                                                 10               258,566.54

5.   Aggregate Net Losses for the preceding Collection Period
       (a)  Aggregate Principal Balance of Liquidated Receivables                    6               195,007.16
       (b)  Net Liquidation Proceeds on any Liquidated Receivables                                    60,916.90
                                                                                                  --------------
       Total Aggregate Net Losses for the preceding Collection Period                                                   134,090.26

6.   Aggregate Losses on all Liquidated Receivables (Year-To-Date)                                                    1,519,832.25

7.   Aggregate Net Losses on all Liquidated Receivables (Life-To-Date)           1,483                               22,934,300.28

8.   Weighted Average Contract Rate of all Outstanding Contracts                                                            9.118%

9.   Weighted Average Remaining Term to Maturity of all Outstanding Contracts                                               57.660
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
        TRIGGER ANALYSIS
---------------------------------
1.  (a)  Average Delinquency Percentage                          2.755%
    (b)  Delinquency Percentage Trigger in effect ?                               YES

2.  (a)  Average Net Loss Ratio                                  0.028%
    (b)  Net Loss Ratio Trigger in effect ?                                        NO
    (c)  Net Loss Ratio (using ending Pool Balance)              0.159%

3.  (a)  Servicer Replacement Percentage                         0.118%
    (b)  Servicer Replacement Trigger in effect ?                                  NO

         MISCELLANEOUS
---------------------------------
1.   Monthly Servicing Fees                                                                                              23,791.24

2.   Servicer Advances                                                                                                   45,929.41

3.    (a)  Opening Balance of the Reserve Account                                                                     8,677,929.53
      (b)  Deposits to the Reserve Account                                                                 0.00
      (c)  Investment Earnings in the Reserve Account                                                 13,400.51
      (d)  Distribution from the Reserve Account                                                     (56,741.99)
      (e)  Ending Balance of the Reserve Account                                                                      8,634,588.05

4.   Specified Reserve Account Balance                                                                                8,973,952.86

5.    (a)  Opening Balance in the Pay-Ahead Account                                                                      63,906.59
      (b)  Deposits to the Pay-Ahead Account from the Collection Account                               5,282.34
      (c)  Investment Earnings in the Pay-Ahead Account                                                    0.00
      (d)  Transfers from the Pay-Ahead Account to the Collection Account                             (3,251.23)
      (e)  Ending Balance in the Pay-Ahead Account                                                                       65,937.70


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